UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22439

Grand Prix Investors Trust

 (Exact Name of Registrant as Specified in Charter)

566 West Lancaster Blvd. Suite #1

Lancaster , CA 93534

 (Address of Principal Executive Offices)  (Zip Code)

John C. Foti

566 West Lancaster Blvd. Suite #1

Lancaster , CA 93534

(Name and Address of Agent for Service)

With copy to:

Oswald &Yap LLP

16148 Sand Canyon Ave.

Irvine, CA 92618

Registrant’s Telephone Number, including Area Code:  (661) 579-6647

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GRAND PRIX INVESTORS FUND

JULY 31, 2015

GRAND PRIX INVESTORS FUND

LETTER TO SHAREHOLDERS

JULY 31, 2015 (UNAUDITED)

Dear Shareholder,

On July 31st, 2015 the Fund concluded its fiscal year. Thank you for your investment in the Fund.

The Fund has continued to grow since our last fiscal close. Assets under management during the period increased by 63.3%, due to the marketing efforts of the Fund, as well as market gains.

We are happy to report that the Funds return was 14.56% for the one year period ending July 31, 2015. This compared to a return of 11.21% for the S&P 500 and 0.36% for the MSCI EAFE for the same period.

As you know, it is the focus of the fund’s investment committee to outperform the results of our two benchmark indexes referenced above. We are pleased that we have accomplished that in our last fiscal year.

We believe that there were several key factors that led to the Funds notable performance. The Funds continued focus on leading industry sectors and making sure that the Funds holdings were weighted in those industry sectors that were leading the market. The Funds advisor used additional research and new services to make sure that they were identifying and reacting quickly to changes in leading sectors. For our last fiscal year, technology and consumer products led the way.

Additionally, geographic weighting of the portfolio was another point of focus. The Fund was able to identify early the weakness in Europe, and change the Funds focus to Formula One related companies that were based in the U.S. The Funds substantial outperformance over the MSCI EAFE index was the result of those geographic changes in our holdings.

Lastly, the Funds advisor added additional sources of timely information in regards to individual companies, earnings reports, and forecasts. This helped the Fund either add to or reduce positions in specific companies as their outlook for earnings were revised throughout the year, resulting in favorable trading activity.

We believe it is in the best interest of shareholders to grow the size of the Funds assets under management, and took the following actions. The Fund applied for and received a National Clearing (NSCC) Number this year which will make our marketing efforts, to have the Fund added to approved fund lists of additional broker dealers, and sold by their sales force will help our marketing efforts over the coming year. Additionally, we are hopeful that current negotiations to have the Fund added to a 401k platform, as an available investment choice, with a major retirement product provider will also add to our growth.

Finally, Grand Prix Investors Fund sponsorship of the Austin Fans Forum last October that corresponded with the U.S. Formula One Grand Prix in Austin, TX., where four

GRAND PRIX INVESTORS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

JULY 31, 2015 (UNAUDITED)

drivers attended, and fans were able to interact with the drivers, dramatically increased awareness of the Fund within the Formula One community. The Fund received very favorable press reports, news and radio coverage, and social media exposure during this event.

We thank you again for your continued investment in Grand Prix Investors Fund, and look forward to the future.

All the best,

John C. Foti

President

Grand Prix Investors Fund®

GRAND PRIX INVESTORS FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

AVERAGE ANNUALED TOTAL RETURNS

FOR PERIOD OCTOBER 21, 2010* THROUGH JULY 31, 2015

	1 Year	3 Year	Since Inception **	Ending Value
Grand Prix Investor Fund	14.56%	10.19%	6.02%	$ 13,218
S&P 500 Index	11.21%	17.59%	15.31%	$ 19,745
iShares MSCI EAFE Index	0.36%	13.05%	6.79%	$ 13,684

Grand Prix Investors Fund
S&P 500 Index
MSCI EAFE Index
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of October 21, 2010 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed with six months or less of purchase.

GRAND PRIX INVESTORS FUND

PORTFOLIO ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.  Sectors are based on Morningstar® classifications.

Basic Materials
4.24%
Cash Equivalents
10.80%
Technology
25.08%
Consumer Cyclical
15.23%
Limited Partnerships
5.41%
Industrials
6.92%
Consumer Defensive
9.81%
Healthcare
0.73%
Energy
0.36%
Financial Servicess
13.45%
Exchange Traded Funds
7.97%

GRAND PRIX INVESTORS FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2015

Shares		Value

COMMON STOCKS - 72.88%

Aircraft - 1.54%
275	Boeing Co.	$ 39,647

Apparel & Other Finished Products of Fabric & Similar Material - 8.07%
2,095	Under Armour, Inc. Class A *	208,096

Apparel Manufacturers - 1.40%
300	Hugo Boss AG (Germany)	36,178

Beverages - Wineries & Distillers - 3.05%
700	Diageo Plc.	78,617

Bottled & Canned Soft Drinks Carbonated - 4.02%
675	Monster Beverage Corp. *	103,646

Computer Peripheral Equipment, Nec - 6.68%
200	FireEye, Inc. *	8,898
880	Palo Alto Networks, Inc. *	163,530
		172,428
Crude Petroleum & Natural Gas - 0.19%
100	Total S.A. ADR	4,929

Electronic Computers - 6.02%
1,280	Apple, Inc.	155,264

Electronic & Other Electrical Equipment - 0.76%
750	General Electric Co.	19,575

Food & Kindred Products - 2.02%
1,150	Unilever Plc. ADR	52,129

Hospital & Medical Service Plans - 0.70%
125	Cigna Corp.	18,008

Insurance Agents Brokers & Services - 0.89%
1,400	Allianz SE ADR	22,960

Leather & Leather Products - 0.46%
620	Tumi Holdings, Inc. *	11,935

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2015

Shares		Value

Motor Vehicles & Passenger Car Bodies - 0.84%
1,000	Nissan Motor Co., Ltd. ADR	$ 19,340
60	Volkswagen AG ADR	2,421
		21,761
Motor Vehicle Parts & Accessories - 4.36%
1,070	Honeywell International, Inc.	112,403

National Commercial Banks - 4.91%
5,493	UBS Group AG	126,669

Oil & Gas Refining & Marketing - 0.16%
100	Sinopec Shanghai Petrochemical Co., Ltd. *	4,044

Paints, Varnishes, Lacquers, Enamels & Allied Products - 4.08%
970	PPG Industries Inc.	105,129

Semi-conductors & Related Devices - 7.07%
500	Ambarella, Inc. *	57,935
400	INTEL Corp.	11,580
1,180	Skyworks Solution, Inc.	112,891
		182,406
Services-Business Services NEC - 10.99%
80	Priceline.com, Inc. *	99,486
2,440	Visa Inc. Class A	183,830
		283,316
Services-Computer Programming, Data Processing, Etc. - 2.56%
65	Google, Inc. Class A *	42,737
750	Twitter, Inc. *	23,258
		65,995
Services-Prepackaged Software - 1.77%
975	Microsoft Corp.	45,532

Soap, Detergent, Cleaning Preperations, Perfumes, Cosmetics - 0.34%
115	Procter & Gamble Co.	8,820

TOTAL FOR COMMON STOCKS (Cost $1,534,124) - 72.88%		1,879,487

EXCHANGE TRADED FUNDS - 7.67%
500	iShares 20+ year Treasury Bond ETF	61,265
975	Market Vectors Biotech ETF *	136,422
TOTAL EXCHANGE TRADED FUNDS (Cost $179,213) - 7.67%		197,687

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2015

Shares		Value

LIMITED PARTNERSHIPS - 5.20%
3,310	Blackstone Group L.P.	$ 129,917
138	Cheniere Energy Partners L.P.	4,143
TOTAL LIMITED PARTNERSHIPS (Cost $110,087) - 5.20%		134,060

SHORT TERM INVESTMENT - 10.38%
267,800	Fidelity Institutional Money Market Portfolio 0.15% **	267,800
TOTAL SHORT TERM INVESTMENT (Cost $267,800) - 10.38%		267,800

TOTAL INVESTMENTS (Cost $2,091,224) - 96.13%		2,479,034

OTHER ASSETS LESS LIABILITIES, NET - 3.87%		99,751

NET ASSETS - 100.00%		$ 2,578,785

** Variable rate security; the money market rate shown represents the yield at July 31, 2015.

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

STATEMENT OF ASSETS & LIABILITIES

JULY 31, 2015

Assets:
Investments, at Fair Value (Cost $2,091,224)	$ 2,479,034
Cash	800
Receivables:
Securities Sold	100,997
Dividends and Interest	2,623
Total Assets	2,583,454
Liabilities:
Due to Advisor	4,138
Distribution Fees	531
Total Liabilities	4,669
Net Assets	$ 2,578,785

Net Assets Consist of:
Paid In Capital	$ 2,241,355
Accumulated Net Investment Income (Loss)	(4,891)
Accumulated Realized Loss on Investments	(45,489)
Unrealized Appreciation in Value of Investments	387,810
Net Assets, for 200,820 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 2,578,785

Net Asset Value Per Share and Offering Price ($2,578,785/200,820)	$ 12.84

Minimum Redemption Price Per Share *	$ 12.71

*The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2015

Investment Income:
Dividends (net of foreign withholding of $1,291)	$ 30,351
Interest	208
Total Investment Income	30,559

Expenses:
Advisory Fees	38,625
Distribution Fees	4,952
Total Expenses	43,577

Net Investment Loss	(13,018)

Realized and Unrealized Gain (Loss) on:
Realized Loss on Investments	(17,320)
Realized Loss on Options	(4,620)
Net Change in Unrealized Appreciation on:
Investments	279,391
Net Realized and Unrealized Gain on Investments	257,451

Net Increase in Net Assets Resulting from Operations	$ 244,433

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2015	7/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (13,018)	$ 12,310
Net Realized Gain (Loss) on Investments and Options	(21,940)	28,946
Unrealized Appreciation on Investments and Options	279,391	9,860
Net Increase in Net Assets Resulting from Operations	244,433	51,116

Distributions to Shareholders:
Net Investment Income	(10,363)	-
Realized Gains	(19,699)	(8,652)
Total Distributions Paid to Shareholders	(30,062)	(8,652)

Capital Share Transactions:
Proceeds from Sale of Shares	902,437	530,759
Shares Issued on Reinvestment of Dividends	30,062	8,652
Proceeds from Redemption Fees	119	-
Cost of Shares Redeemed	(147,311)	(204,788)
Net Increase in Net Assets from Shareholder Activity	785,307	334,623

Net Assets:
Net Increase in Net Assets	999,678	377,087
Beginning of Year	1,579,107	1,202,020
End of Year (includes undistributed net investment income (loss) of ($4,891) and $12,310, respectively)	$ 2,578,785	$1,579,107

Share Transactions:
Shares Sold	72,832	45,555
Shares Issued on Reinvestment of Dividends	2,509	699
Shares Redeemed	(13,062)	(17,790)
Net Increase in Shares	62,279	28,464
Outstanding at Beginning of Year	138,541	110,077
Outstanding at End of Year	200,820	138,541

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Years Ended				Period Ended (a)
	7/31/2015	7/31/2014	7/31/2013	7/31/2012	7/31/2011

Net Asset Value, at Beginning of Period	$ 11.40	$ 10.92	$ 9.88	$ 10.21	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.08)	0.10	(0.05)	-	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.72	0.46	1.13	(0.33)	0.27
Total from Investment Operations	1.64	0.56	1.08	(0.33)	0.21

Distributions from:
Net Investment Income	(0.07)	-	(0.06)	-	-
Realized Gains	(0.13)	(0.08)	-	-	-
Total from Distributions	(0.20)	(0.08)	(0.06)	-	-

Redemption Fees ***	- (d)	-	0.02	-	-

Net Asset Value, at End of Period	$ 12.84	$ 11.40	$ 10.92	$ 9.88	$ 10.21

Total Return **	14.56%	5.08%	11.15%	(3.23)%	2.10% (c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,579	$ 1,579	$ 1,202	$ 841	$ 927
Ratio of Expenses to Average Net Assets	2.20%	2.20%	2.20%	2.20%	2.21% (b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	0.85%	(0.47)%	(0.04)%	(0.75)% (b)
Portfolio Turnover	160.56%	222.11%	211.66%	406.15%	220.42% (c)

(a)  The Fund commenced investment operations on October 21, 2010.

(b) Annualized

(c) Not Annualized

(d) The amount is less than $0.005 per share.

*   Net Investment Income/Loss per share amounts were calculated using the average share method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2015

Note 1. Organization

The Grand Prix Investors Fund (the “Fund”) is the sole series of the Grand Prix Investors Trust (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission.  The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated June 18, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.  The Fund commenced operations on October 21, 2010.  The Fund seeks long-term total return.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Options – The Fund may write (sell) covered call options and covered put options and purchase call and put options. The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. Listed derivatives (options) that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  See Note 6 for additional disclosures on the Fund’s options transactions during the year ended July 31, 2015.

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund intends to declare and pay dividends from net income annually or more frequently at the discretion of the Board of Trustees. Dividends from net capital gains will be paid annually.  The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2012-2015, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other - The Fund records security transactions on the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at fair value. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1s. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 1% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase. The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended July 31, 2015, the Fund received $119 in redemption fees.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $(6,180) from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and paid-in capital on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.  Security Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stock, limited partnerships, and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

The following is a summary of inputs used as of July 31, 2015 in valuing the Fund’s investments carried at value:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 1,879,487	$ -	$ -	$ 1,879,487
Limited Partnership	134,060	-	-	134,060
Exchange Traded Funds	197,687	-	-	197,687
Short-Term Investment	267,800	-	-	267,800
	$ 2,479,034	$ -	$ -	$ 2,479,034

For the year ended July 31, 2015, the Fund did not hold any assets at any time in which significant unobservable inputs were used in determining fair value.  Therefore, no reconciliation of Level 3 securities is provided.  Also, there were no transfers between Level 1 and Level 2 securities.  The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has an investment advisory agreement with Autosport Fund Advisors, Inc. (the “Adviser”), under which the Adviser, subject to such policies as determined by the Trustees of the Fund will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.  The Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.95% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund including the compensation and expenses of any trustees, officers and employees of the Fund; clerical and shareholder service staff salaries; office space, legal, auditing and accounting, custodian and transfer agent. The Adviser will not pay for brokerage; taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act.  For the year ended July 31, 2015, the Adviser earned advisory fees of $38,625.  As of July 31, 2015, the Fund owed the Adviser $4,138 for advisory fees.

Note 5. Distribution Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Fund pays the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan.  Under the terms of the Plan the amount payable annually by the Fund would be 0.25% of its average daily net assets. On December 20, 2013 the Board of Trustees of the Trust approved a “Tri-Party Agreement for Distribution Services” (“The Distribution Agreement”) between the Trust, the Advisor and Arbor Court Capital, LLC (“ACC”).  Under the Distribution Agreement, ACC will act as principal underwriter in connection with the offering and sale of the shares of the Fund. The Distribution Agreement is in effect for one year and will continue for successive annual periods unless terminated. The Advisor is responsible to pay the fees and expenses of ACC.  This Distribution Agreement bears no additional expense to the Fund. For the year ended July 31, 2015, the Fund incurred $4,952 in distribution fees.  As of July 31, 2015, the Fund owed $531 to the Advisor for distribution fees.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Adviser and payments may exceed distribution expenses actually incurred by the Adviser.  The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

Note 6. Options

Transactions in purchased options during the year ended July 31, 2015 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at July 31, 2014	-	$ -
Options purchased	20	4,620
Options exercised	-	-
Options expired	(20)	(4,620)
Options terminated in closing sale transaction	-	-
Options outstanding at July 31, 2015	-	$ -

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended July 31, 2015, by the Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Purchased	Realized Loss on Options	$(4,620)	Change in Unrealized Appreciation/(Depreciation) on Options	$ -

Note 7. Investment Transactions

For the year ended July 31, 2015, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $3,466,438 and $2,940,669, respectively.  Purchases and sales of options aggregated $4,620 and $0, respectively.

Note 8. Tax Matters

As of July 31, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments*	$ 2,107,733

Gross tax appreciation of investments	$ 411,850
Gross tax depreciation of investments	$ (40,549)

Net tax appreciation (depreciation)	$ 371,301

*The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of July 31, 2015, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation (Depreciation)

$ 371,301

Post October capital losses, Pushed to next

Fiscal Year

                  (17,250)

Post-December Ordinary Loss

                    (6,858)

Short-Term Capital Loss Carryforward +

                    (9,763)

Total Distributable Earnings

$ 337,430

The undistributed ordinary income and capital gains (losses) shown above differ from corresponding accumulated net investment income (loss) and accumulated net realized gain (loss) figures reported in the statement of assets and liabilities due to post-December net investment loss deferrals and capital loss deferrals.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years.  The Fund will not make distributions from capital gains while a capital loss remains. The capital loss carryforward at July 31, 2015 has an indefinite term.

The Fund paid an ordinary income distribution of $10,363 and a long-term capital gain distribution of $19,699 for the year ended July 31, 2015.

The Fund paid a short-term capital gain distribution of $7,064 and a long-term capital gain distribution of $1,588 for the year ended July 31, 2014.

 Note 9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2015, First Clearing, LLC, held in omnibus accounts for the benefit of others approximately 25.90% of the voting securities of the Fund and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Grand Prix Investors Fund,

  a Series of the Grand Prix Investors Trust

We have audited the accompanying statement of assets and liabilities of The Grand Prix Investors Fund (the “Fund”), a Series of the Grand Prix Investors Trust (the “Trust”), including the schedule of investments in securities, as of July 31, 2015 and the related statements of operations for the year then ended,  the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 21, 2010 (commencement of investment operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Grand Prix Investors Fund, a Series of the Grand Prix Investors Trust, as of July 31, 2015, the results of its operations for the year then ended, changes in net assets for the two years in the period then ended and the financial highlights for each of  the four years in the period then ended and for the period October 21, 2010 (commencement of investment operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania September 28, 2015

GRAND PRIX INVESTORS FUND

EXPENSE ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the Grand Prix Investors Fund, you incur ongoing costs which typically consist of management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2015 through July 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2015	July 31, 2015	February 1, 2015 to July 31, 2015

Actual	$1,000.00	$1,067.33	$11.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.88	$10.99

* Expenses are equal to the Fund's annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GRAND PRIX INVESTORS FUND

ADDITIONAL INFORMATION

JULY 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-453-6556, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 453-6556 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 453-6556 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a special meeting of the Board of Grand Prix Investors Trust (the "Trust") held on September 18, 2014, the Board of Trustees of the Trust (the "Board") considered the renewal of the Management Agreement between the Trust and Autosport Fund Advisors, Inc., (the "Adviser") the Fund's investment adviser. The Board reviewed a memo from counsel to the Trust and the Independent Trustees ("Counsel") regarding the duties of Trustees with respect to approval of investment advisory contract (“Management Agreement”).  The Trustees noted that no changes were proposed with respect to the Management Agreement.  Amongst the items addressed were:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Advisor's investment philosophy, strategies and implementation process.  The Board reviewed the backgrounds of the Adviser’s key personnel and noted that there have been no changes to the key personnel since the Fund’s inception.

In addition, the Board reviewed and discussed with management the Adviser's compliance policies and procedures, and there had been no material Code of Ethics or compliance violations by the Adviser since the approval of the Management Agreement.  After some discussion, the Board, including the Independent Trustees, concluded that the Adviser’s personnel are knowledgeable, and have provided satisfactory services to the Fund, and that the nature and extent of services provided by the Adviser to the Fund was reasonable and consistent with the Board's expectations.

GRAND PRIX INVESTORS FUND

ADDITIONAL INFORMATION (CONTINUED)

JULY 31, 2015 (UNAUDITED)

Performance.  As to the Fund’s performance, the Board discussed the Fund’s performance during the past fiscal year and since inception.  It was noted that the Fund outperformed both of its benchmarks during the past fiscal year, but lagged the benchmarks since inception.  The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses.  The Board next reviewed the fees and expenses charged to the Fund.  It was noted that the Fund pays a unitary fee that also charges a distribution (12b-1) fee.  The total operating expense ratio of the Fund is 2.20%, which was deemed an acceptable level given the small size of the Fund.  The Adviser receives 1.95% of the Fund’s average daily net assets, while 0.25% is allocated to 12b-1 fees.  The 12b-1 fees are to help market the Fund in an attempt to increase the net assets of the Fund.  No fee and expense comparisons were made at the meeting to any other funds given the size of the Fund.  The Board concluded that the fees and expenses charged to the Fund are reasonable given the size of the Fund.

Economies of Scale. The Board then considered where economies of scale can be recognized.  Given the current size of the Fund, no economies of scale can be recognized at this time.  This topic will be revisited at a later date as the Fund grows.

Conclusion.  The Board concluded that the renewal of the Management Agreement for another year is in the best interest of Trust and the shareholders of the Fund.

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS

JULY 31, 2015 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past Five Years

Laura A. Bradford, CPA 1058 W. Ave. M-14, Suite B Palmdale, CA 93551 Year of Birth: 1970	Trustee	Indefinite/ September 2010 to Present	Human Resources Partner, Burkey, Cox, Evans & Bradford (certified public accounting firm), 2000-present	1	None
B. Michael Ferweda 4001 N Lamar Blvd. Austin, Texas 78756 Year of Birth: 1961	Trustee	Indefinite/ April 2013 to Present	CEO of Zinger Hardware & General Merchant, Inc. Zingerhardware.com, FrenchMarketProducts.com, F1 Watch Party Series	1	None

1The “Fund Complex” consists of the Grand Prix Investors Fund.

The Trustees received no compensation in Trustee fees from the Advisor during the year ended July 31, 2015.

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS (CONTINUED)

JULY 31, 2015 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.  John C. Foti is an “interested person” of the Trust by virtue of his controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John C. Foti 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1953	Trustee, President, Chief Financial Officer and Treasurer	Indefinite/June 2008 to Present	Portfolio Manager and President, Autosport Fund Advisors, Inc. (June 2008-Present); President/Owner, Capital Benefits Company (June 1995-June 2005); Registered Representative and Registered Investment Adviser Representative, National Planning Corp. (November 1999-Present)	1	None
Terry Tropila 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1966	Secretary	Indefinite/ September 2010 to Present

Information Technology Services Professional, Technisource/Hoag Hospital, November 2009 – present; Information Technology Services Professional, Experient Portfolio Management,  December 2008 – October 2009; Information Technology Services Professional, Nicholas Laboratories, May 2006 – November 2008

				N/A	N/A

1 The “Fund Complex” consists of the Grand Prix Investors Fund.

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS (CONTINUED)

JULY 31, 2015 (UNAUDITED)

This Page Was Left Blank Intentionally

Investment Adviser:
Autosport Fund Advisors, Inc.

566 W. Lancaster Blvd., Suite 1

Lancaster, CA 93534

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel:
Fitzgerald ∙ Yap ∙ Kreditor LLP

16148 Sand Canyon

Irvine, CA  92168

Transfer Agent:
For more information, wire purchase or redemptions, call or write to

Grand Prix Investors Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Grand Prix Investors Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 453-6556 Toll Free

This report is provided for the general information of the shareholders of the Grand Prix Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS (CONTINUED)

JULY 31, 2015 (UNAUDITED)

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 10,000

FY 2014

$  9,800

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 1,800

FY 2014

$ 1,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 1,800

FY 2014

$ 1,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Grand Prix Investors Trust

By /s/John C. Foti

     John C. Foti

     President

Date: October 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John C. Foti

      John C. Foti

      President and Treasurer

Date October 5, 2015